UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1470908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia		22901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to Vote of Security Holders.

On June 16, 2021, Blue Ridge Bankshares, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to consider and vote on the following proposals: (1) to elect five Company directors for a term of three years each, two Company directors for a term of two years each, and four Company directors for a term of one year each; and (2) to ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2021.

As of April 16, 2021, the record date for the Annual Meeting, there were 12,417,604 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, there were present in person or by proxy 9,558,961 shares of the Company’s common stock, which constituted a quorum to conduct business at the meeting. The voting results for each proposal are set forth below.

Proposal 1: Election of Directors

The individuals named below were elected to serve as directors of the Company for a one-year term expiring at the 2022 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
Elizabeth H. Crowther	7,799,760	607,661	1,151,540
Robert S. Janney	7,724,179	683,242	1,151,540
Vance H. Spilman	7,275,083	1,132,338	1,151,540
Carolyn J. Woodruff	8,302,337	105,084	1,151,540

The individuals named below were elected to serve as directors of the Company for a two-year term expiring at the 2023 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
Richard A. Farmar, III	8,113,947	293,474	1,151,540
C. Frank Scott, III	8,237,721	169,700	1,151,540

The individuals named below were elected to serve as directors of the Company for a three-year term expiring at the 2024 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
Hunter H. Bost	7,288,423	1,118,998	1,151,540
Mensel D. Dean, Jr.	8,220,066	187,355	1,151,540
Larry Dees	7,282,849	1,124,572	1,151,540
Julien G. Patterson	8,119,935	287,486	1,151,540
Randolph N. Reynolds, Jr.	8,246,021	161,400	1,151,540

Proposal 2: Ratification of Independent Registered Public Accounting Firm for 2021

Shareholders ratified the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2021.

For	Against	Abstain	Non-votes
9,514,896	34,611	9,454	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.
(Registrant)

Date: June 21, 2021	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and
Chief Financial Officer

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